UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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UpSnap, Inc.

(Name of Registrant as Specified in its Charter)

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UPSNAP, INC.
134 Jackson Street, Suite 203
P. O. Box 2399
Davidson, North Carolina 28036

To the Holders of Common Stock of UpSnap, Inc.:

UpSnap, Inc., a Nevada corporation, has obtained the written consent from stockholders holding at least a majority of our outstanding common stock as of August 1, 2007, approving the adoption of the amended UpSnap, Inc. 2006 Omnibus Stock and Incentive Plan (“2006 Plan”).

We believe the 2006 Plan enhances long-term stockholder value by offering opportunities to our directors, officers, employees and eligible advisors and consultants to acquire and maintain stock ownership in us in order to give them the opportunity to participate in our growth and success, and to encourage them to remain in our service.  In addition, as a small public company, we can conserve our cash resources by utilizing equity awards under the 2006 Plan as part of compensation packages in attracting and retaining a high level of employees, directors and other eligible persons.

Details of the 2006 Plan and other important information relating to us and awards under the 2006 Plan are set forth in the accompanying Information Statement.  Our board of directors unanimously approved the adoption of the 2006 Plan as of November 2, 2006 and an amendment thereto as of August 8, 2007.  Under Section 78.320 of the Nevada Revised Statutes, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted.  On that basis, the stockholders holding at least a majority of the outstanding shares of our common stock approved the adoption of the 2006 Plan.  No other vote or stockholder action is required.  You are hereby being provided with notice of the approval of the 2006 Plan by less than unanimous written consent of our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors
/s/ Richard Jones
Richard Jones,
Secretary
Davidson, North Carolina
September 27, 2007

INFORMATION STATEMENT

UPSNAP, INC.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION REGARDING CONSENTS

This Information Statement is being furnished to our stockholders to advise them of the corporate actions described below, which have been authorized by our board of directors and by the written consent of stockholders who beneficially own at least a majority of our outstanding voting securities that are entitled to vote on these matters.  This action is being taken in accordance with the requirements of the Nevada Revised Statutes or NRS.

Our board of directors has determined that the close of business on September 27, 2007 was the record date for the stockholders entitled to notice about the proposal authorizing our 2006 Omnibus Stock and Incentive Plan, as amended.

On November 2, 2006, our board of directors adopted the 2006 Plan, subject to stockholder approval.  The 2006 Plan originally allotted 4,000,000 shares of our common stock for awards to our employees, officers, consultants, advisors and directors, subject to stockholder approval.  On August 8, 2007, our board of directors increased the amount of shares authorized under 2006 Plan to 7,500,000 shares of common stock, also subject to stockholder approval.  We believe that our ability to grant awards plays an important role in attracting and retaining our directors, officers, employees and consultants.  As a small public company with limited cash resources, the 2006 Plan provides us with an additional component to our compensation arrangements, while allowing us to preserve our cash position.  By providing talented personnel the opportunity for equity ownership through our common stock, we strengthen their commitment to our success and promote the identity of interests between our stockholders and such persons.  We need to have a sufficient number of shares available for shares to be received under awards already granted and for future grant in order to provide this equity incentive.  Our board of directors decided that increasing the number of shares of common stock available for grant under the 2006 Plan would accomplish the desired objective.

As of September 18, 2007, stockholders who were the record owners of 11,372,150 shares of our common stock, $.001 par value per share, representing approximately 50.34% of the then outstanding voting securities, executed and delivered to our board of directors written consents approving the adoption of the 2006 Plan.  The consent of the holders of at least a majority of all of our outstanding common stock was necessary to authorize the 2006 Plan.  As a majority consent has already been obtained, no vote or further action of the remaining stockholders is required to approve the 2006 Plan.

This Information Statement describing the 2006 Plan is first being mailed or furnished to our stockholders on or about October 3, 2007.  The approval of the adoption of the 2006 Plan shall become effective not less than twenty (20) calendar days after this Information Statement is first sent or given to stockholders, pursuant to the requirements of Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended, or the Exchange Act.  This Information Statement is being furnished for informational purposes only.

We are paying all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

Our executive offices are located at 134 Jackson Street, Suite 203, P.O. Box 2399, Davidson, North Carolina 28036 and our telephone number is (704) 895-4121.

2006 Omnibus Stock and Incentive Plan

General Description of the 2006 Plan

The following summary describes the material features of the 2006 Plan.  The summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2006 Plan, which is annexed as Exhibit A to this Information Statement.

Administration

The 2006 Plan is administered by our board of directors or a committee appointed by our board of directors (collectively, the “Committee”).  The Committee may delegate its responsibilities to others, including our board of directors, under such conditions and limitations as it may determine provided that the Committee may not delegate its authority with regard to the making of grants to persons who are not “nonemployee directors” as contemplated by Rule 16b-3 of the Exchange Act or who are not “outside directors as contemplated by Section 162(m) of the Internal Revenue Code or Code.  Subject to the express provisions of the 2006 Plan and to applicable law, the Committee shall have full power and authority to grant awards to designated classes of eligible employees, including consultants within the limits prescribed under the 2006 Plan or by our board of directors.  Unless otherwise expressly provided in the 2006 Plan, all designations, determinations, interpretations and other decisions under or with respect to the 2006 Plan or any award or award agreement shall be within the sole discretion of the Committee, as may be made at any time and shall be final, conclusive and binding upon any eligible person and any holder or beneficiary of any award.

Shares Available for Awards

Shares Available.  The shares issuable under the 2006 Plan are available either from authorized but unissued shares or from shares reacquired by us on the open market.  Since the 2006 Plan was initially adopted, we have not reacquired any shares on the open market.  Subject to the adjustment provision mentioned below, the aggregate number of shares that may be issued under the 2006 Plan shall not exceed 7,500,000 shares of common stock.

Adjustments.  In the event that the Committee shall determine that a corporate transaction or event affects the shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available to participants, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the aggregate number and/or type of shares (or other securities or other property) that thereafter may be made the subject of awards, (ii) the number and type of shares (or other securities or other property) subject to outstanding awards, (iii) the purchase price or exercise price, so long as the option price per share is never less than the Fair Market Value per share, with respect to any award within the limitations contained in the 2006 Plan.

Merger, Consolidation, Dissolution, or Liquidation.  Upon our merger or consolidation with or into another corporation (pursuant to which our stockholders immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in shares of voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation’s then outstanding securities), if the agreement of merger or consolidation does not provide for (i) the continuance of the awards granted under the 2006 Plan, (ii) the substitution of new awards or (iii) the assumption of such awards by the surviving corporation, or upon the dissolution, liquidation, or sale of substantially all our assets, then, unless the terms of the award of such rights otherwise provides, the holder of any such option or stock appreciation right may only exercise such option or stock appreciation right to the extent that it has vested and all such options and stock appreciation rights which have not yet vested as of the effective time of such corporate transaction shall be forfeited. All such options and stock appreciation rights which have vested, but are not so exercised shall be forfeited as of the effective time of such corporate transaction.

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Eligibility

Any employee, officer, consultant, advisor or director or, with respect to all, an Eligible Person shall be eligible to be designated a participant under the 2006 Plan.  In determining which Eligible Persons shall receive an award and the terms of any award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to our success or such other factors as the Committee, in its discretion, shall deem relevant.  Notwithstanding the foregoing, a stock option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an incentive stock option shall not be granted to an employee of an affiliate (as such term is defined under the 2006 Plan) unless such affiliate is also our “subsidiary corporation” within the meaning of Section 424(f) of the Code or any successor provision.

Types of Awards under 2006 Plan

Options.  The Committee is authorized to grant options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the 2006 Plan as the Committee shall determine:

(i)
Exercise Price. The purchase price per share purchasable under an option shall be determined by the Committee and such purchase price shall not be less than 100% of the Fair Market Value (as defined), other than incentive options to certain holders shall be at 110% of the Fair Market Value, of a share on the date of grant of such option; except that the Committee may designate a per share exercise price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with us or our affiliate.

(ii)
Option Term.  The term of each option shall be fixed by the Committee at the time of grant but shall in no event be no longer than 10 years from the date of grant, except incentive options to certain persons shall have a term of no longer than five years.

(iii)
Time and Method of Exercise.  The Committee shall determine the time or times at which an option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, shares, other securities, other awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

Stock Appreciation Rights.  The Committee is authorized to grant stock appreciation rights or SARs to Eligible Persons subject to the terms of the 2006 Plan and any applicable award agreement.  SARs granted under the 2006 Plan shall confer on the holder a right to receive upon exercise the excess of (i) the Fair Market Value of one share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the stock appreciation right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one share on the date of grant of the SARs; provided, however, that the Committee may designate a per share grant price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the SARs are granted in substitution for SARs previously granted by an entity that we acquire or which merges with us or our or our affiliate.  Subject to the terms of the 2006 Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any stock appreciation right shall be as determined by the Committee.

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Restricted Stock and Restricted Stock Units.  The Committee is authorized to grant restricted stock and restricted stock units or RSUs to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)
Restrictions.  Shares of restricted stock and RSUs shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a share of restricted stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.  The minimum vesting period of such awards shall be three years from the date of grant, unless the award is conditioned on our performance or that of our affiliate or on personal performance (other than continued service with us or the affiliate), in which case the award may vest over a period as determined by the Committee.  The Committee may, however, permit acceleration of vesting of such awards in the event of a participant’s death, disability or retirement or our change of control.

(ii)
Issuance and Delivery of Shares.  Any restricted stock may be issued at the time such awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates.  In the case of RSUs, no shares shall be issued at the time such awards are granted.  Upon the lapse or waiver of restrictions and the restricted period relating to RSUs evidencing the right to receive shares, such shares shall be issued and delivered to the holder of the RSUs.

(iii)
Forfeiture.  Except as otherwise determined by the Committee, upon a participant’s termination of employment or resignation or removal as a director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all shares of restricted stock and RSUs held by the participant at such time subject to restriction shall be forfeited; subject to the Committee finding that a waiver in whole or in part any or all remaining restrictions with respect to shares of restricted stock or RSUs would be in our best interest.

Performance Awards.  The Committee is authorized to grant to Eligible Persons performance awards which are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.  A performance award may be payable in cash or in shares (including, without limitation, restricted stock).  Performance awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective performance goals, and such performance goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m).

Dividend Equivalents.  The Committee is authorized to grant dividend equivalents to Eligible Persons under which the participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends we have paid to holders of our shares with respect to a number of shares determined by the Committee.  Subject to the terms of the 2006 Plan, such dividend equivalents may have such terms and conditions as the Committee shall determine.  It is noted that we have no intention to grant cash dividends in the foreseeable future.

Restrictions; Securities Exchange Listing.  All shares or other securities delivered under the 2006 Plan pursuant to any award or the exercise shall be subject to such stop transfer orders and other restrictions

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as the Committee may deem advisable under applicable federal or state securities laws and regulatory requirements, unless the share or other securities are registered under the Securities Act of 1933.

Prohibition on Repricing.  Except as provided in Section 4(c) of the 2006 Plan, no option or SAR may be amended to reduce its initial exercise or grant price and no option or stock appreciation right shall be canceled and replaced with options or stock appreciation rights having a lower exercise or grant price, without the approval of our stockholders.

Amendment and Termination

Our board of directors may amend, alter, suspend, discontinue or terminate the 2006 Plan at any time, without approval of our stockholders, provided that no such amendment, alteration, suspension, discontinuation or termination shall be made absent stockholder approval that:

(i)	violates the rules or regulations of any other securities exchange rules on which our securities are then listed;
(ii)	increases the number of authorized shares, except to maintain such level as approved under 2006 Plan;
(iii)	increases the number of shares subject to the limitations;
(iv)
permits the award of options or SARs at a price less than 100% of the Fair Market Value of a share on the date of grant of such option or SARs, or the repricing of options or SARs, to the extent prohibited by the 2006 Plan; or

(v)	expands the classes or categories of Eligible Persons to receive awards.

Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, we may take such action as we deem appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a participant, are withheld or collected from such participant.

Term of the 2006 Plan

The 2006 Plan shall remain in effect until terminated by our board of directors.  Awards may be granted under the 2006 Plan until it terminates or until all shares available for awards under the 2006 Plan have been purchased or acquired.  No incentive options may be granted under the 2006 Plan after November 2, 2016.

Outstanding Awards

As of August 31, 2007, under the 2006 Plan, we had granted options for an aggregate of 1,240,000 shares of common stock at exercise prices varying from $0.395 per share to $1.13 per share, vesting over a period of four years from the date of the grant, expiring November 2016 and May 2017, including options for an aggregate of 400,000 shares to two directors at an exercise price of $1.13 per share.

In addition, we granted restricted stock awards to two persons, including our Chief Financial Officer and Treasurer, for 150,000 shares of common stock, valued at $0.22 to $0.40 per share, vesting through September 30, 2007.  These awards and the above options were granted subject to stockholder approval of the 2006 Plan.

We recently entered into a merger agreement to acquire Mobile Greetings, Inc. (“MGI”).  Upon the closing of the merger, we are assuming the outstanding options granted by MGI for which we would

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grant options under our 2006 Plan.  It is estimated that the assumed options would be for an aggregate of  2,504,566 shares of our common stock at exercise prices ranging from $0.20 to $0.28, expiring between June 2015 and July 2017.  In addition, pursuant to employment agreements to be entered into upon the merger, we would grant options for an aggregate of 800,000 shares of Common Stock at the fair market value of the common stock as of the merger date.

We do not have any outstanding options or stock awards outside of grants under the 2006 Plan.

VOTING SECURITIES

As of September 27, 2007, the record date, there were 22,590,324 shares of our common stock issued and outstanding.  Each share of common stock is entitled to one vote on all matters submitted to the holders of common stock for their approval.  The consent of the holders of a majority of all of our outstanding common stock was necessary to authorize the approval of the adoption of the 2006 Plan .

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning the ownership of our common stock as of September 17, 2007 by (i) each director, (ii) each executive officer, (iii) all directors and executive officers as a group and (iv) each person known to be the beneficial owner of more than five percent (5%) of our common stock.

The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the SEC.  Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right.  The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire within 60 days.  Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.  Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Unless otherwise specified, the address of each of the persons set forth below is in care of UpSnap, Inc., 134 Jackson Street, Suite 203, Davidson, North Carolina 20836.

Name and Address of Beneficial Holder	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock

Directors and Executive Officers

Tony Phillip	3,910,000	17.31%

Richard Jones	3,440,800	15.23%

Richard A. von Gnechten	1,054	* %

Paul Schmidt	0	* %

Mark McDowell	0	* %

All directors and officers as a group (5 persons)	7,351,854	32.5%

5% Stockholders

XSVoice, Inc.	2,258,470	9.99%

Wendell Brown	3,238,100	14.33%

*Less than 1%

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DIRECTORS AND EXECUTIVE OFFICERS

Our directors and executive officers are as follows:

Name	Age	Position

Tony Phillip	45	Chief Executive Officer, President and Director

Richard Jones	41	Vice President of Content, Secretary and Director

Mark McDowell	41	Director

Richard A. von Gnechten	44	Director

Paul Schmidt	52	Chief Financial Officer

The business experience of each of our directors and executive officers are as follows:

Tony Philipp has served as a director and our Chief Executive Officer and President since November 15, 2005 when we acquired UpSNAP USA.  Mr. Phillip is the co-founder of UpSNAP USA and acted as a director and the Chief Executive Officer of UpSNAP USA since its formation in April 2004.  During 2002 to 2004, Mr. Philipp was the president of Vivisimo Inc., Europe, the leading provider of automatic content-clustering software which powers 10% of web searches worldwide, with blue chip customers including the U.S. Government, HP, NASA, German Government, AOL, Infospace, and Overture. Mr. Philipp was responsible for establishing worldwide sales and marketing strategy for Viviisimo during that period. Mr. Philipp was the former Chief Operating Officer of Lycos Europe. Mr. Philipp was instrumental in the JV with Bertelsmann, and took the company to a $5 billion IPO in 2000. Mr. Philipp previously served on the board of Mobileway, Inc. and has in the past served as Non-Executive board member of selected 3i investments, the largest European venture group. Mr. Philipp is a dual citizen in Germany and the USA, and holds a Bachelor of Science Degree from Clemson University, a Master of International Business (MBA) from the University of South Carolina, and was a Fulbright Scholar at the University of Cologne (Germany).

Richard Jones has been our Vice President of Content and Corporate Secretary and director since November, 2005. Mr. Jones is the co-founder of UpSNAP USA. Prior to joining UpSNAP USA, Mr. Jones served as President of Jones Technology Consultants from 2001 until Nov 2005. Mr. Jones served as the Chairman of Vavo Ltd. from 1999 to 2001. From 1996 to 1999, Mr. Jones served as the Chief Executive Officer of FortuneCity of which he was a co-founder. Mr. Jones also served as Editor in Chief of Network Week, LAN Magazine and Personal Computer Magazine in the UK from 1990 to 1996.

Mark McDowell, a director, has served since November 2004 as co-founder and Partner of Acta Wireless, LLC, which provides wireless investment and advisory firm to clients such as Verizon Wireless, Vodafone, Hewlett-Packard, and AOL since Nov 2004. Mr. McDowell served as President of McDowell Technology Ventures from Sept 2002 - Oct 2004, and was President and COO of Invertix Corporation, a global pioneer in wireless instant messaging from 1997 until August 2002. Mr. McDowell previously served as co-founder and director of TeleCorp PCS~~,~~ (acquired by AT&T Wireless Services in February 2002) and holds BSEE and MSEE degrees from the Massachusetts Institute of Technology.

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Richard von Gnechten, a director, has served since 2005 as President & CEO of Ravon Corp., which provides corporate financial advisory services. He also serves as Managing Director of GrowthFinance and CFO or board member for several public and private companies.  Mr. von Gnechten joined Hawaiian Electric Company (HECO) in 1991 and served as Financial Vice President & CFO from 2000 to 2004, managing/implementing Sarbanes-Oxley, SEC and NYSE compliance. During his tenure, Hawaiian Electric was recognized by a Dow Jones public company survey as a top 5 company for corporate governance and 9th for disclosure transparency. He has an MBA from Dartmouth’s Tuck School of Business, Financial Management Program graduate from Stanford’s Graduate School of Business and a degree in Economics from the University of Denver.

Paul Schmidt has been our Chief Financial Officer since November 15, 2005. Mr. Schmidt has been the Chief Financial Officer of UpSNAP USA from October 1, 2005. From 2005-2006, Mr. Schmidt served as a managing director at Von Steuben Financial, LLC, a service firm that provides part-time senior level financial executive services. From 2001 to 2004, Mr. Schmidt was the Vice President and Chief Financial Officer of B.R. Lee Industries, Inc., a large manufacturer of commercial asphalt paving equipment. From 1999 to 2001, Mr. Schmidt served as the Treasurer and Chief Financial Officer of Powerscape Equipment Corp., an outdoor power equipment dealership.  Mr. Schmidt is currently serving as Managing Director for Growth Finance, LLC a firm that provides senior level CFO-type services on a fractional use basis.  Mr. Schmidt has an inactive CPA license and has a Bachelor of Business Administration degree from University of Michigan.

There are no agreements or understandings for any of our executive officers or directors to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person.

Our directors are elected for a term of one year and serve until their respective successors are duly elected and qualified.

To the best of our knowledge, except as set forth herein, none of our directors or director nominees has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC. None of the directors or director designees to our knowledge has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

Committees of our board of directors

Our board of directors has established the following standing Committees, namely, an Audit Committee and a Compensation Committee

Audit Committee. The Audit Committee established for the purpose of overseeing (i) our accounting and financial reporting process and (ii) the audits of our financial statements.  The Audit Committee also has the responsibility of reviewing the qualifications, independence and performance of our independent registered public accounting firm and it is responsible for the appointment, retention, oversight and, where appropriate, termination of the independent registered public accounting firm.  During the fiscal year 2006, the Audit Committee was formed and did not hold a meeting.  The current member of the Audit Committee is Richard von Gnechten who is also the Chairman.  Our board of directors have determined that Mr. von Gnechten qualifies as an “audit committee financial expert,” as defined by the rules adopted by the SEC and under as an independent director.  Our board of directors plans to adopt a written charter for the Audit Committee.

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Compensation Committee. The principal functions of the Compensation Committee are to evaluate the performance of our senior executives, to consider the design and competitiveness of our compensation plans, to review and approve senior executive compensation and to administer our employee benefit plans, including the 2006 Plan.  The current members of the Compensation Committee are Mr. von Gnechten and Mark McDowell.  During the fiscal year 2006, the Compensation Committee held two formal meetings.  Our board of directors plans to adopt a written charter for the Compensation Committee.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our executive officers for services rendered in all capacities during the noted periods.  No other executive officers received total annual salary and bonus compensation in excess of $100,000.  Tony Phillip and Richard Jones are referred to as the “named executive officers.”

Name and Principal Position	Year(1)	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)

Tony Philipp (4) CEO and President	2006	120,000	-	-	-	-	-	-	120,000
	2005	-	-	-	-	-	-	-	-

Richard Jones (4) Vice President Content	2006	120,000	-	-	-	-	-	-	120,000
	2005	-	-	-	-	-	-	-	-

1)	On November 15, 2005, in connection with the reverse acquisition of UpSNAP USA, we changed our fiscal year end from March 31 to September 30.
2)	Represents compensation expense recognized in 2006 in accordance with Statement of Financial Accounting Standard 123(R) relating to outstanding option awards and other stock awards.
3)
In accordance with the current rules of the SEC, other compensation in the form of perquisites and other personal benefits, securities or property have been omitted in those instances where such perquisites and other personal benefits, securities or property constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer for the fiscal year.

4)
On November 15, 2005, UpSNAP acquired UpSNAP USA in a reverse acquisition transaction that was structured as a share exchange and in connection with that transaction, Mr. Philipp became the Chief Executive Officer and President of UpSNAP and Mr. Jones became Vice President.  Prior to the effective date of the reverse acquisition, Mr. Philipp and Mr. Jones served UpSNAP USA in the same capacities that they currently serves UpSNAP.  The annual, long term and other compensation shown in this table includes the amount Mr. Philipp and Mr. Jones received from UpSNAP USA prior to the consummation of the reverse acquisition.

Outstanding Equity Awards at 2006 Fiscal Year-End

None of the named executive officers held any equity awards during the 2006 fiscal year nor were they granted any equity awards subsequent to the 2006 fiscal year.

Director Compensation

We do not pay our directors a fee for attending scheduled and special meetings of our board of directors. We do reimburse each director for reasonable travel expenses related to such director’s attendance at board of directors and committee meetings.

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On November 2, 2006, we granted options under the 2006 Plan to acquire 200,000 shares each to our outside directors namely Mr. von Gnechten and Mr. McDowell.  The options are exercisable at $1.13 per share and vest over four years, 25% on each anniversary of the option grant. The grant had been subject to the approval by our stockholders of the 2006 Plan.

Stockholder Proposals

Our board of directors has not yet determined the date on which the next annual meeting of stockholders will be held.  Any proposal by a stockholder intended to be presented at the our next annual meeting of stockholders must be received at our offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to stockholders in order to be included in our information or proxy statement relating to that meeting.

INTEREST OF CERTAIN PERSONS
IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

The 2006 Plan was approved by our board of directors and by stockholders holding a majority of our outstanding voting securities.  Stock options, restricted stock, restricted stock units, stock appreciation rights and performance awards may be granted under the 2006 Plan to employees, directors or consultants.  As our directors may be issued or granted stock options, restricted stock, restricted stock units, stock appreciation rights and performance award pursuant to the 2006 Plan, our directors have an interest in such plan.

CONSENT REQUIRED FOR APPROVAL

Approval of the 2006 Plan  requires a majority consent of the stockholders of shares as of the Record Date.  As stockholders holding a majority of the shares have already voted in favor of the 2006 Plan, proxies are not being solicited in this matter.

NEVADA REVISED STATUTES

Nevada Revised Statutes 78.320 provides that, unless otherwise provided in our company’s articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the amendment described herein as early as possible in order to accomplish the purposes as described in this Information Statement, our board of directors voted to utilize, and did in fact obtain, the written consent of the holders of a majority in interest of our voting power.  NRS 78.320 provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

NO DISSENTERS RIGHTS

Under Nevada law, stockholders are not entitled to dissenters' rights with respect to the approval of the adoption of the 2006 Plan described in this Information Statement.

COPIES OF ANNUAL AND QUARTERLY REPORTS

We will furnish a copy of our Annual Report on Form 10-KSB for the year ended September 30, 2006 and all subsequent Quarterly Reports on Forms 10-QSB and any exhibit referred to therein without charge to each person to whom this Information Statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request.  Any request should be directed to our corporate secretary at 134 Jackson Street, Suite 203, Davidson, North Carolina 20836 or by telephone at (704) 895-4121.  These reports are also available from the SEC website: http://www.sec.gov.

10

DELIVERY OF INFORMATION STATEMENT TO HOUSEHOLDS

As permitted by applicable law, only one copy of this Information Statement is being delivered to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies of the Information Statement.

We will promptly deliver, upon oral or written request, a separate copy of the Information Statement to any stockholder residing at an address to which only one copy of either such document was mailed. Requests for additional copies should be directed our corporate secretary, at our corporate offices, 134 Jackson Street, Suite 203, Davidson, North Carolina 20836 or by telephone at (704) 895-4121.

Stockholders who share an address can request the delivery of separate copies of future Information Statements upon written request which should be directed our corporate secretary, at our corporate offices, 134 Jackson Street, Suite 203, Davidson, North Carolina 20836 or by telephone at (704) 895-4121.

Stockholders who share an address can request the delivery of a single copy of this Information Statement upon written request.  Such request should be directed to our corporate secretary, at our corporate offices, 134 Jackson Street, Suite 203, Davidson, North Carolina 20836 or by telephone at (704) 895-4121.

FOR THE BOARD OF DIRECTORS
September 27, 2007

Richard Jones
Secretary

11

EXHIBIT A

UPSNAP, INC. AMENDED 2006 OMNIBUS STOCK AND INCENTIVE PLAN

UPSNAP, INC.

AMENDED 2006 OMNIBUS STOCK AND INCENTIVE PLAN

TABLE OF CONTENTS

i

UPSNAP, INC.

AMENDED 2006 OMNIBUS STOCK AND INCENTIVE PLAN

Section 1.     Purpose

The proper execution of the duties and responsibilities of the employees, officers, consultants, advisors and directors of Upsnap, Inc. (the “Corporation”), a Nevada corporation, is a vital factor in the continued growth and success of the Corporation.  Toward this end, it is necessary to attract and retain employees, officers, consultants, advisors and directors capable of effectively assuring the future success of the Corporation and to provide incentive compensation opportunities that are competitive with other similar businesses.  It will benefit the Corporation, therefore, to bind the interests of these persons more closely to its own interests by offering them an attractive opportunity to acquire a proprietary interest in the Corporation and thereby provide them with the added incentive to remain in the service of the Corporation, to increase the prosperity, growth, and earnings of the Corporation and to enhance long-term shareholder return.  This omnibus stock and incentive plan is intended to serve these purposes.

Section 2.     Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)           “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Corporation or (ii) any entity in which the Corporation has a significant equity interest, in each case as determined by the Committee.

(b)           “Award” shall mean the award of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock Grant under the Plan.

(c)           “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d)           “Board” shall mean the Board of Directors of the Corporation.

(e)           “Code” shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(f)           “Committee” shall mean a committee designated by the Board to administer the Plan.  The Committee shall be comprised of at least two Directors and each member of the Committee shall be a “Non-Employee Director” as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code.

(g)           “Director” shall mean a member of the Board, including any Non-Employee Director.

(h)           “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(i)           “Employee Director” shall mean any Director who is also an employee of the Corporation or an Affiliate.

(j)           “Eligible Person” shall mean any employee, officer, consultant, advisor or director providing services to the Corporation or any Affiliate who the Committee determines to be an Eligible Person.  An Eligible Person must be a natural person.

(k)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l)           “Fair Market Value” shall mean, unless otherwise determined by the Committee, a value on any relevant date that is determined in accordance with the following provisions:

(i)           If the Common Stock is traded or listed on the OTC BB, the Fair Market Value shall be the average of the closing bid and ask prices of a Share on that day as reported by the OTC BB or any comparable system.

(ii)           If the Common Stock is at the time listed on any other stock exchange, then the Fair Market Value shall be the closing selling price of a Share on the date in question on the stock exchange determined by the Committee to be the primary market for the Shares, as such price is officially quoted on such exchange and published on Yahoo! Finance, the internet site.

(iii)           If the Common Stock is not traded or included in the OTC BB, a security exchange, or any comparable system, the Fair Market Value shall be the average of the closing bid and ask prices on that day as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose.

(iv)           If the date in question is not a trading day, or if the stock did not trade on such a day, then the Fair Market Value shall be determined based on prices for the trading day prior to the date in question.

(m)           “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the code or any successor provision.

(n)           “Non-Employee Director” shall mean any Director who is not also an employee of the Corporation or an Affiliate within the meaning of Rule 16b-3 and is an “outside director” within the meaning of Section 162(m) of the Code.

(o)           “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to satisfy the requirements of Section 422 of the Code.

(p)           “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(q)           “Other Stock Grant” shall mean any right granted under Section 6(f) of the Plan.

(r)           “Participant” shall mean an Eligible Person granted an Award under the Plan.

(s)           “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(t)           “Performance Goal” shall mean performance goals, either individually, alternatively or in any combination, applied on a corporate, affiliate, or business unit basis established for use in the Plan to the extent required by Section 162(m) and conditioned solely on the achievement of one or more objective performance goals.  Such performance goals shall be established by the Corporation’s Management and approved by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m).

(u)           “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(v)           “Plan” shall mean the UpSNAP, Inc. 2006 Omnibus Stock and Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

(w)           “Restricted Stock” shall mean any Shares granted under Section 6(c) of the Plan.

(x)           “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Shares share (or a cash payment equal to the Fair Market Value of a share) at some future date.

(y)           “Rule 16b-3” shall mean, pursuant to the Code of Federal Regulations § 240.16b-3, Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor rule or regulation.

(z)           “Section 162(m)” shall mean Section 162(m) of the Code and the applicable Treasury Regulations promulgated thereunder.

(aa)           “Share” or “Common Stock” shall mean a share or shares of the Corporation’s common stock, $ 0.001 par value per share or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(bb)           “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.     Administration

(a)           Power and Authority of the Committee.  The Plan shall be administered by the Committee within the conditions of Rule 16b-3.  Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:

(i)           designate Participants;

(ii)           determine the type or types of Awards to be granted to each Participant under the Plan;

(iii)           determine the amount of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award;

(iv)           determine the terms and conditions of any Award or Award Agreement;

(v)           amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award;

(vi)           determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended;

(vii)           determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee;

(viii)                      interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan;

(ix)           establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

(x)           make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award.

(b)           Power and Authority of the Board.  Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, exercise the powers and duties of the Committee under the Plan without any further action of the Committee.  The Committee may delegate its responsibilities to others, including the Board, under such conditions and limitations as it may determine, except that the Committee may not delegate its authority with regard to the making of grants to Section 16(b) Employee Directors.  However, if the grant to an Employee Director would not be exempt under 16b-3 if made by the Committee, such grant may be made by the Board.  On the other hand, if the grant of an option is intended to be exempt from 162(m), it must be made by a committee composed exclusively of Non-Employee Directors.

Section 4.     Shares Available for Awards

(a)           Shares Available.  The Shares issuable under the Plan shall be made available either from authorized but unissued Shares or from Shares reacquired by the Company on the open market.  Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall not exceed 7,500,000 shares.

(b)           Accounting for Awards.  For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.  If an Award terminates or is forfeited or cancelled without the issuance of any Shares, or if any Shares covered by an Award or to which an Award relates are not issued for any other reason, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such termination, forfeiture, cancellation or other event, shall again be available for granting Awards under the Plan.  If Shares of Restricted Stock are forfeited or otherwise reacquired by the Corporation prior to vesting, whether or not dividends have been paid on such Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award of Restricted Stock, to the extent of any such forfeiture or reacquisition by the Corporation, shall again be available for granting Awards under the Plan.  Shares that are withheld in full or partial payment to the Corporation of the purchase or exercise price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award other than a Stock Option shall again be available for granting Awards under the Plan.

(c)           Adjustments.  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Corporation, issuance of warrants or other rights to purchase Shares or other securities of the Corporation or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the aggregate number and/or type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price, so long as the option price per share is never less than the Fair Market Value per share, with respect to any Award within the limitations contained in Section 4(d) of the Plan.

(d)           Merger, Consolidation, Dissolution, or Liquidation.  Upon, (i) the merger or consolidation of the Corporation with or into another corporation (pursuant to which the stockholders of the Corporation immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in shares of voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation’s then outstanding securities), if the agreement of merger or consolidation does not provide for (1) the continuance of the Options, Stock

Appreciation Rights and shares of Restricted Stock granted hereunder, (2) the substitution of new options, stock appreciation rights or shares of restricted stock for Options, Stock Appreciation Rights and shares of Restricted Stock granted hereunder, or (3) the assumption of such Options, Stock Appreciation Rights and shares of Restricted Stock by the surviving corporation, or (ii) the dissolution, liquidation, or sale of substantially all the assets of the Corporation, then, unless the terms of the Award of such rights otherwise provides, the holder of any such Option or Stock Appreciation Right may only exercise such Option or Stock Appreciation Right to the extent that it has vested and all such Options and Stock Appreciation Rights which have not yet vested as of the effective time of such merger, consolidation, dissolution, liquidation or sale of assets shall be forfeited.  All such Options and Stock Appreciation Rights which have vested, but are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation or sale of assets.

Section 5.     Eligibility

Any Eligible Person shall be eligible to be designated a Participant.  In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Corporation or such other factors as the Committee, in its discretion, shall deem relevant.  Notwithstanding the foregoing, a Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Corporation within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.     Awards

(a)           Options.  The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)           Exercise Price.  The purchase price per share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a share on the date of grant of such Option; provided, however, that the Committee may designate a per share exercise price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Corporation or an Affiliate.

(ii)           Option Term.  The term of each Option shall be fixed by the Committee at the time of grant, shall be no longer than 10 years from the date of grant.

(iii)           Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(b)           Stock Appreciation Rights.  The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement.  A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a per share grant price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Corporation or an Affiliate.  Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

(c)           Restricted Stock and Restricted Stock Units.  The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)           Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.  The minimum vesting period of such Awards shall be three years from the date of grant, unless the Award is conditioned on performance of the Corporation or an Affiliate or on personal performance (other than continued service with the Corporation or an Affiliate), in which case the Award may vest over a period as determined by the Committee.  Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such Awards in the event of the Participant’s death, disability or retirement or a change in control of the Corporation.

(ii)           Issuance and Delivery of Shares.  Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Corporation.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.  Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived.  In the case of Restricted Stock Units, no shares shall be issued at the time such Awards are granted.  Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)           Forfeiture.  Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all shares of Restricted Stock and Restricted Stock Units held by the Participant at such time subject to restriction shall be forfeited and reacquired by the Corporation; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Corporation, waive in whole or in part any or all remaining restrictions with respect to shares of Restricted Stock or Restricted Stock Units.

(d)           Performance Awards.  The Committee is hereby authorized to grant to Eligible Persons Performance Awards which are intended to be “qualified performance-based compensation” within the meaning of Section 162(m).  A Performance Award granted under the Plan may be payable in cash or in Shares (including, without limitation, Restricted Stock).  Performance Awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective Performance Goals, and such Performance Goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m).  Subject to the terms of the Plan and any applicable Award Agreement, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.  The Committee shall also certify in writing that such Performance Goals have been met prior to payment of the Performance Awards to the extent required by Section 162(m).

(e)           Dividend Equivalents.  The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Corporation to holders of Shares with respect to a number of shares determined by the Committee.  Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

(f)           Other Stock Grants.  The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.  Subject to the terms of the Plan and any applicable Award Agreement, such Other Stock Grant may have such terms and conditions as the Committee shall determine.

(g)           General.

(i)           Consideration for Awards.  Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee or required by applicable law.

(ii)           Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Corporation or any Affiliate.  Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Corporation or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)           Forms of Payment under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Corporation or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)           Limits on Transfer of Awards.  Except as otherwise provided by the Committee or the terms of this Plan, no Award and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution.  The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.  The Committee, in its discretion and subject to such additional terms and conditions as it determines, may permit a Participant to transfer a Non-Qualified Stock Option to any “family member” (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act of 1933, as amended) at any time that such Participant holds such Option, provided that such transfers may not be for value (i.e., the transferor may not receive any consideration therefore) and the family member may not make any subsequent transfers other than by will or by the laws of descent and distribution.  Each Award under the Plan or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant (except as provided herein or in an Award Agreement or amendment thereto relating to a Non-Qualified Stock Option) or, if permissible under applicable law, by the Participant’s guardian or legal representative.  No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Corporation or any Affiliate.

(v)           Term of Awards.  The term of each Award shall be for a period not longer than 10 years from the date of grant.

(vi)           Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.  If the Shares or other securities are traded on a securities exchange, the Corporation shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been and continue to be admitted for trading on such securities exchange.

(vii)           Prohibition on Repricing.  Except as provided in Section 4(c) of the Plan, no Option or Stock Appreciation Right may be amended to reduce its initial exercise or grant price and no Option or Stock Appreciation Right shall be canceled and replaced with Options or Stock Appreciation Rights having a lower exercise or grant price, without the approval of the shareholders of the Corporation.

Section 7.     Amendment and Termination; Adjustments

(a)           Amendments to the Plan.  The Board may amend, alter, suspend, discontinue or terminate the Plan at any time, without approval of the shareholders of the Corporation, provided that no such amendment, alteration, suspension, discontinuation or termination shall be made absent such approval that:

(i)           violates the rules or regulations of any other securities exchange applicable to the Corporation;

(ii)           increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan, except to maintain such level as approved under Section 4(c);

(iii)           increases the number of shares subject to the limitations contained in Section 4(d) of the Plan;

(iv)           permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a share on the date of grant of such Option or Stock Appreciation Right, as prohibited by Sections 6(a)(i) and 6(b)(ii) of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by Section 6(g)(vii) of the Plan; or

(v)           expands the classes or categories of Eligible Persons to receive Awards under the Plan.

(b)           Amendments to Awards.  The Committee may waive any conditions of or rights of the Corporation under any outstanding Award, prospectively or retroactively.  Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

(c)           Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.    Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Corporation may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.  In order to assist a Participant in paying all or a portion of applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Corporation withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Corporation Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.

Section 9.    General Provisions

(a)           No Rights to Awards.  No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)           Award Agreements.  No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Corporation and, if requested by the Corporation, signed by the Participant.

(c)           Plan Provisions Control.  In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)           No Rights of Shareholders.  Except with respect to shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Corporation with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e)           No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Corporation or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(f)           No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Corporation or any Affiliate, or a Director to be retained as a Director, nor will it affect in any way the right of the Corporation or an Affiliate to terminate a Participant’s employment at any time, with or without cause.  In addition, the Corporation or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

(g)           Governing Law.  The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of North Carolina.

(h)           Jurisdiction; Service of Process.  Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Plan may be brought in the courts of the State of North Carolina, County of Mecklenburg, or, if it has or can acquire jurisdiction, in the United States District Court for the State of North Carolina, Western District.  Each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein.  Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

(i)           Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(j)           No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or any Affiliate and an Eligible Person or any other Person.  To the extent that any Person acquires a right to receive payments from the Corporation or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation or any Affiliate.

(k)           No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)           Headings.  Headings are given to the Sections and subsections of the Plan or any Award Agreement solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.   Effective Date of the Plan

The Plan shall be effective upon its adoption by the Board, provided however that the shareholders of the Corporation approve the Plan within twelve months of its adoption by the Board.  All Awards granted prior to such approval shall be subject to such approval.  If the stockholders do not so approve the Plan, it shall terminate and all Awards previously issued shall terminate as if they had never been awarded.

Section 11.   Term of the Plan

Subject to the preceding Section, the Plan shall remain in effect until terminated by the Board.  Awards may be granted under the Plan until the Plan terminates or until all Shares available for Awards under the Plan have been purchased or acquired.

Adopted by the Board of Directors on October 31, 2006, as amended by the Board of Directors on August 8, 2007.